PRESS RELEASE For immediate release

NVE Corporation Reports Fourth Quarter and Fiscal Year Results

EDEN PRAIRIE, Minn.—May 1, 2013—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and fiscal year ended March 31, 2013.

Total revenue for the fourth quarter of fiscal 2013 decreased 5% to $7.22 million from $7.61 million in the prior-year quarter. Product sales decreased 11% and contract research and development revenue increased 88%. Net income for the fourth quarter of fiscal 2013 increased to $3.11 million, or $0.64 per diluted share, compared to $3.10 million, or $0.63 per diluted share, for the prior-year quarter.

For fiscal 2013, total revenue decreased 5% to $27.0 million from $28.6 million for the prior fiscal year. Product sales decreased 3% and contract research and development revenue decreased 24%. Net income for fiscal 2013 increased 4% to $11.8 million, or $2.43 per diluted share, compared to $11.4 million, or $2.34 per diluted share, for fiscal 2012.

“We are pleased to report growth in net income for the quarter and the year, and record gross and net margins for the year,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D.

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks of decreased revenues, risks in the enforcement of our patents, litigation risks, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

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                   NVE CORPORATION
                 STATEMENTS OF INCOME
   QUARTERS AND YEARS ENDED MARCH 31, 2013 AND 2012
                      (Unaudited)

                           Quarter Ended March 31
                             2013           2012
                        -------------  -------------
  Revenue
   Product sales          $ 6,409,821    $ 7,176,491
   Contract research
    and development           812,676        431,808
                        -------------  -------------
  Total revenue             7,222,497      7,608,299

  Cost of sales             1,877,297      2,277,115
                        -------------  -------------
  Gross profit              5,345,200      5,331,184
  Expenses
   Selling, general,
    and administrative        526,018        637,882
   Research and
    development               769,212        774,899
                        -------------  -------------

  Total expenses            1,295,230      1,412,781
                        -------------  -------------
  Income from
   operations               4,049,970      3,918,403

  Interest income             574,640        595,605
                        -------------  -------------
  Income before taxes       4,624,610      4,514,008
  Provision for income
   taxes                    1,515,655      1,416,325
                        -------------  -------------

  Net income              $ 3,108,955    $ 3,097,683
                        =============  =============
  Net income per share
   -- basic                    $ 0.64         $ 0.64
                        =============  =============
  Net income per share
   -- diluted                  $ 0.64         $ 0.63
                        =============  =============
  Weighted average
   shares outstanding
   Basic                    4,861,747      4,824,745
   Diluted                  4,885,865      4,889,291

                             Year Ended March 31
                             2013           2012
                        -------------  -------------
  Revenue
   Product sales         $ 24,434,823   $ 25,151,822
   Contract research
    and development         2,598,596      3,427,398
                        -------------  -------------
  Total revenue            27,033,419     28,579,220

  Cost of sales             7,025,181      9,325,511
                        -------------  -------------
  Gross profit             20,008,238     19,253,709
  Expenses
   Selling, general,
    and administrative      2,240,563      2,380,603
   Research and
    development             2,570,821      2,600,058
                        -------------  -------------

  Total expenses            4,811,384      4,980,661
                        -------------  -------------
  Income from
   operations              15,196,854     14,273,048

  Interest income           2,359,603      2,350,191
                        -------------  -------------
  Income before taxes      17,556,457     16,623,239
  Provision for income
   taxes                    5,727,619      5,242,144
                        -------------  -------------

  Net income             $ 11,828,838   $ 11,381,095
                        =============  =============
  Net income per share
   -- basic                    $ 2.44         $ 2.37
                        =============  =============
  Net income per share
   -- diluted                  $ 2.43         $ 2.34
                        =============  =============
  Weighted average
   shares outstanding
   Basic                    4,839,810      4,796,227
   Diluted                  4,863,546      4,863,471

                       NVE CORPORATION
                        BALANCE SHEETS
                   MARCH 31, 2013 AND 2012

                                  March 31,      March 31,
                                     2013           2012
                                -------------  -------------
  ASSETS
  Current assets
   Cash and cash equivalents      $ 2,509,683    $ 1,544,536
   Marketable securities,
    short term                      9,711,029     17,551,629
   Accounts receivable, net of
    allowance for
    uncollectible accounts of
    $15,000                         2,521,395      2,684,840
   Inventories                      3,336,592      3,229,376
   Prepaid expenses and other
    assets                            958,147      1,159,852
                                -------------  -------------
  Total current assets             19,036,846     26,170,233
  Fixed assets
   Machinery and equipment          8,417,061      7,488,211

   Leasehold improvements           1,499,454        720,882
                                -------------  -------------
                                    9,916,515      8,209,093
   Less accumulated
    depreciation                    6,228,122      5,697,861
                                -------------  -------------
  Net fixed assets                  3,688,393      2,511,232
  Marketable securities, long
   term                            73,040,257     54,445,298
                                -------------  -------------

  Total assets                   $ 95,765,496   $ 83,126,763
                                =============  =============

  LIABILITIES AND
   SHAREHOLDERS' EQUITY
  Current liabilities
   Accounts payable                 $ 422,092      $ 663,702
   Accrued payroll and other          918,060        867,331

   Deferred taxes                     440,736        136,872
                                -------------  -------------
  Total current liabilities         1,780,888      1,667,905

  Shareholders' equity
   Common stock                        48,624         48,247
   Additional paid-in capital      21,200,742     20,974,477
   Accumulated other
    comprehensive income            1,557,726      1,087,456

   Retained earnings               71,177,516     59,348,678
                                -------------  -------------

  Total shareholders' equity       93,984,608     81,458,858
                                -------------  -------------
  Total liabilities and
   shareholders' equity          $ 95,765,496   $ 83,126,763
                                =============  =============